UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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Form 8‑K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2014

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Chevron Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-00368 (Commission File Number)	94‑0890210 (I.R.S. Employer Identification No.)
6001 Bollinger Canyon Road, San Ramon, CA (Address of principal executive offices)		94583 (Zip Code)

Registrant's telephone number, including area code: (925) 842‑1000

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 9, 2014, Chevron Corporation issued a press release providing first quarter 2014 interim update. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2014

CHEVRON CORPORATION By /s/ Matthew J. Foehr Matthew J. Foehr Vice President and Comptroller (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

99.1	Press release issued April 9, 2014.